SIM Income Fund

Class Z Shares (SIMZX)

SIM U.S. Managed Accumulation Fund

Class Z Shares (SIMSX)

SIM Global Managed Accumulation Fund

Class Z Shares (SIMGX)

Supplement dated January 21, 2022
to the Prospectus and Statement of Additional Information (“SAI”),

each dated February 28, 2021

The Board of Trustees (the “Board”) of World Funds Trust (the “Trust”) has approved a Plan of Liquidation (the “Plan”) for the SIM Income Fund, SIM U.S. Managed Accumulation Fund and the SIM Global Managed Accumulation Fund (the “Funds”). The SIM Income Fund commenced operations on December 21, 2018 and the SIM U.S. Managed Accumulation Fund and the SIM Global Managed Accumulation Fund commenced operations on December 29, 2020. Secure Investment Management, LLC (the “Adviser”) recommended that the Board approve the Plan due to factors such as the Funds’ underperformance and diminished assets under management, limited growth opportunities, and the Adviser’s indication that it does not desire to continue subsidizing the Funds. As a result, the Board concluded that it is in the best interests of the Funds’ and their shareholders to liquidate the Funds. The Funds are expected to liquidate on or about February 24, 2022 (the “Liquidation Date”).

Effective January 24, 2022, the Funds are closed to new and subsequent investments. Until the Liquidation Date, the Funds’ shareholders may continue to reinvest dividends and distributions in the Funds or redeem their shares. Any remaining shareholders on the Liquidation Date will receive a distribution of their remaining investment value in the Funds based on the instructions listed on your account. The sale or liquidation of your shares will generally be a taxable event. You should consult your tax advisor about your tax situation.

As shareholders redeem shares of the Funds between January 24, 2022 and the Liquidation Date, the Funds may not be able to maintain their stated investment goals and other investment policies. Accordingly, the Funds may deviate from their stated investment goals and other investment policies during the period between January 24, 2022 and the Liquidation Date.

If you have questions or need assistance, please contact your financial advisor directly or the Funds toll-free at 1-800-673-0550.

This Supplement and the existing Prospectus and Statement of Additional Information provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Funds’ toll-free at 1-800-673-0550.